1933 Act File No.	2-60103
1940 Act File No.	811-2782

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	62

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	55

FEDERATED HIGH INCOME BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X	on May 29, 2013	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
	on	pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on	pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
May 31, 2013

Share Class	Ticker
A	FHIIX
B	FHBBX
C	FHICX

The information contained herein relates to all classes of the Fund's Shares, as listed above, unless otherwise noted.

Federated High Income Bond Fund, Inc.

A mutual fund seeking high current income by investing primarily in lower-rated corporate fixed-income securities, including debt securities issued by U.S. or foreign businesses.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated High Income Bond Fund, Inc. (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to seek high current income.
RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class B Shares (B) and Class C Shares (C) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 13.
Shareholder Fees (fees paid directly from your investment)	A	B	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	None	0.75%	0.75%
Other Expenses	0.48%	0.48%	0.48%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.24%	1.99%	1.99%
Fee Waivers and/or Expense Reimbursements	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.24%	1.99%	1.99%
Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$571	$826	$1,100	$1,882
Expenses assuming no redemption	$571	$826	$1,100	$1,882
B:
Expenses assuming redemption	$752	$1,024	$1,273	$2,123
Expenses assuming no redemption	$202	$624	$1,073	$2,123
C:
Expenses assuming redemption	$302	$624	$1,073	$2,317
Expenses assuming no redemption	$202	$624	$1,073	$2,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

1

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds (also known as “junk bonds”). The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States (so-called “foreign securities”) in both emerging and developed markets.
The Fund may invest in derivative contracts and/or hybrid instruments to implement elements of its investment strategy as more fully described in the Fund's Prospectus.
The Fund's investments are subject to credit risks, liquidity risk, risk associated with noninvestment-grade securities, risk related to the economy, interest rate risk, risk of foreign investing, currency risk, risk of investing in emerging market countries, risk of investing in derivative contracts and hybrid instruments, leverage risk, risk of loss after redemption technology risk, each are more fully described in the Fund's Prospectus.

Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in fixed-income investments rated below investment grade.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.

■	Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

■	Liquidity Risk. Liquidity of individual corporate bonds varies considerably. Low-grade corporate bonds have less liquidity than investment-grade securities, which means that it may be more difficult to buy or sell a security at a favorable price or time.

■	Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.

■	Risk Related to the Economy. Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the United States and global economies.

■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
■	Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.

■	Currency Risk. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign securities. As a result, the value of the Fund's foreign investments and the value of the shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

2

■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
■	Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.

■	Risk of Loss after Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments, is advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares.
■	Technology Risk. Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's A class total return for the three-month period from January 1, 2013 to March 31, 2013, was 2.79%.

Within the periods shown in the bar chart, the Fund's A class highest quarterly return was 19.02% (quarter ended June 30, 2009). Its lowest quarterly return was (19.31)% (quarter ended December 31, 2008).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class, and after-tax returns for the B class and C class will differ from those shown for the A class. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
3

(For the Period Ended December 31, 2012)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	9.09%	7.94%	8.88%
Return After Taxes on Distributions	6.35%	4.88%	5.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	4.87%	5.81%
B:
Return Before Taxes	7.80%	7.80%	8.71%
C:
Return Before Taxes	12.30%	8.10%	8.53%
Barclays U.S. Corporate High Yield 2% Issuer Capped Index[1] (reflects no deduction for fees, expenses or taxes)	15.78%	10.45%	10.60%
Lipper High Current Yield Fund Average[2]	14.69%	8.02%	8.90%
1	Barclays U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays (formerly, Lehman) U.S. Corporate High Yield Index (BHYI). The BHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included.

2	Lipper figures represent the average total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.
FUND MANAGEMENT

The Fund's Investment Adviser is Federated Investment Management Company.

Mark Durbiano, Senior Portfolio Manager, has been the Fund's portfolio manager since January 1987.
purchase and sale of fund shares

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

The minimum investment amount for the Fund's A class, B class and C class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
What are the Fund's Investment Strategies?
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund provides exposure to the high-yield, lower-rated corporate bond market. The Fund's investment adviser (“Adviser”) actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds (also known as “junk bonds”), including loans, compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification. The Fund primarily invests in domestic high-yield bonds but may invest a portion of its portfolio in securities of issuers based outside of the United States (so-called “foreign securities”) in both emerging and developed markets. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

4

The Adviser selects securities that it believes has attractive risk-return characteristics. The securities in which the Fund invests have high yields primarily because of the market's greater uncertainty about the issuer's ability to make all required interest and principal payments, and therefore about the return that will in fact be realized by the Fund.
The Adviser attempts to select bonds for investment by the Fund which offer high potential returns for the default risks being assumed. The Adviser's security selection process consists of a credit-intensive, fundamental analysis of the issuing firm. The Adviser's analysis focuses on the financial condition of the issuing firm together with the issuer's business and product strength, competitive position and management expertise. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuer.

The Adviser attempts to minimize the Fund's portfolio credit risk through diversification. The Adviser selects securities to maintain broad portfolio diversification both by company and industry. The Adviser does not target an average maturity for the Fund's portfolio.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■	increase or decrease the effective duration of the Fund portfolio;
■	obtain premiums from the sale of derivative contracts;
■	realize gains from trading a derivative contract; or
■	hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in fixed-income investments rated below investment grade.

TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the fixed-income securities in which the Fund principally invests:
Corporate Debt Securities (A Fixed-Income Security)

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies (see the following description of “Loan Instruments”). The credit risks of corporate debt securities vary widely among issuers.

5

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“ subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Loan Instruments (A Fixed-Income Security)
The Fund may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. Unsecured loans expose the lenders to increased credit risk.
Trade finance is a long established form of commercial financing that involves providing producers, traders, distributors and end users with short- and medium-term loans or other forms of debt obligation. Trade finance is a major loan asset class for many of the world's commercial banks and trade finance is an important source of funding in emerging markets. For emerging economies that are exporters of commodities, payments made in advance and prior to export sale (“pre-export finance”) provide a way for banks and other lenders to lend to local producers against future earnings. Trade finance also seeks to finance the industrialization of these economies in the form of project-finance and project-related finance lending. This lending activity is supported by commercial banks, export credit agencies as well as multilateral agencies. Imports that are financed will include productions inputs, inventory and plant and equipment. Many transactions of this type facilitate import substitution or provide future enhancement of export generation.
The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risks, risk of investing in foreign securities, credit risk, liquidity risk, risk of noninvestment-grade securities, risk of emerging markets and leverage risk. (For purposes of the descriptions in this Prospectus of these various risks, references to “issuer” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.
Floating Rate Loans
Floating rate loans are debt instruments issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other instruments of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.
Lower-Rated, Fixed-Income Securities
Lower-rated, fixed-income securities are securities rated below investment grade (i.e., BB or lower) by a nationally recognized statistical rating organization (NRSRO). There is no minimal acceptable rating for a security to be purchased or held by the Fund and the Fund may purchase or hold unrated securities and securities whose issuers are in default.
Zero-Coupon Securities (A Fixed-Income Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security.
6

There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest-bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero-coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.
Demand Instruments (A Type of Corporate Debt Security)
Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.
Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities, such as corporate debt securities) may be used to create an asset-backed security. Asset-backed securities may take the form of notes or pass-through certificates.

Convertible Securities (A Fixed-Income Security)

Convertible securities are fixed-income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than nonconvertible, fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as fixed-income securities for purposes of its investment policies and limitations, because of their unique characteristics.
Foreign Securities
Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:
■	it is organized under the laws of, or has a principal office located in, another country;
■	the principal trading market for its securities is in another country; or

■	it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.
Foreign securities may be denominated in foreign currencies or U.S. dollars. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets may also be subject to liquidity risks.

Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, or to decrease or eliminate the Fund's exposure to foreign currencies in which a portfolio security is denominated, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.
7

Preferred Stocks

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.

Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.
Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

8

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in loan instruments, including trade finance loan instruments primarily by investing in another investment company (which is not available for general investment by the public) that owns those instruments and that is advised by an affiliate of the Adviser. The Fund's investment in the trade finance instruments through these other investment vehicles may expose the Fund to risks of loss after redemption. The Fund may also invest in such instruments directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
issuer Credit Risk

It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities.

The high-yield bonds in which the Fund invests have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance. Low-grade bonds may be uncollateralized and subordinated to other debt that a firm has outstanding.
9

Many fixed-income securities receive credit ratings from services such as Fitch Rating Service, Moody's Investor Services, Inc. and Standard & Poor's that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any downgrade in a credit rating can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline relative to higher-quality instruments.
counterparty Credit Risk
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Liquidity Risk
Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower's obligations under the instrument.
Risk Associated with Noninvestment-Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
RISKS RELATED TO THE ECONOMY
Low-grade corporate bond returns are sensitive to changes in the economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.
Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
10

Risk of Foreign Investing
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
Since many loan instruments involve parties (for example, lenders, borrowers and agent banks) located in multiple jurisdictions outside of the United States, there is a risk that a security interest in any related collateral may be unenforceable and obligations under the related loan agreements may not be binding.
Currency Risk

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund's investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund's Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund's investments denominated in such country's or region's currency to additional risks.
eurozone Related risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility (the EFSF). The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

11

RISK OF INVESTING IN EMERGING MARKET COUNTRIES
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe down-turns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risks of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances, certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value, creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
RISK OF loss after REDEMPTION
The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments, is advised by an affiliate of the Adviser and is structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”). The time between when EPF shares are presented for redemption and the Redemption Pricing Date will be no more than twenty-four (24) calendar days. EPF shares tendered for redemption will participate proportionately in the EPF's gains and losses during between when EPF shares are presented for redemption and the Redemption Pricing Date. During this time the value of the EPF shares will likely fluctuate and EPF shares presented for redemption could be worth less on the Redemption Pricing Date than on the day the EPF shares were presented to the transfer agent of the EPF for
12

redemption. The EPF has adopted a fundamental policy that may only be changed by shareholder vote, that the Redemption Pricing Date will fall no more than twenty-four (24) days after the date the Fund, as shareholder, presents EPF shares for redemption in good order. If such date is a weekend or holiday, the Redemption Pricing Date will be on the preceding business day.
technology Risk
Proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (“public offering price”). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (“Board”).
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable time (for example, within five business days after a new security is delivered to the Fund), the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and the Adviser's affiliated companies to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

13

Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer, such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.
The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
SALES CHARGE INFORMATION
The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
A	$1,500/$100	4.50%	0.00%
B	$1,500/$100	None	5.50%
C	$1,500/$100	None	1.00%
1	The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus. Please see “By Systematic Investment Program” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
To maximize your return and minimize the sales charges and marketing fees, purchases of the B class are generally limited to $100,000 and purchases of the C class are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on B Class and C Class” below. After B class has been held for eight years from the date of purchase, they will automatically convert to A class. This conversion is a non-taxable event.
2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
3	See “Sales Charge When You Redeem.”
14

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate the front-end sales charges imposed on purchases of the A class. Among other ways, the A class has a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, the B class does not have front-end sales charges, but the deferred sales charges imposed on redemptions of the B class do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after Shares have been held for six full years). Finally, the C class does not have front-end sales charges, but does impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to the C class are greater than those charged to the A class and comparable to those charged to the B class.
You should also consider that the expense ratio for the A class will be lower than that for the B class or C class. Thus, the fact that no front-end charges are ever imposed on purchases of the B class and C class does not always make them preferable to the A class.
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
A Class:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1	A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply, See “Sales Charge When You Redeem.”

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.
You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.
15

Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class only, may be reduced or eliminated by:
Larger Purchases
■	Purchasing the A class in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■	Combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■	Signing a letter of intent to purchase a qualifying amount of the A class within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
PURCHASE RESTRICTIONS ON B class AND c class
In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of the B class are generally limited to $100,000 and an investor's purchases of the C class are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the maximum public offering price times the number of the A class, B class, C class, F class and R class shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.
ELIMINATING The SALES CHARGE
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:
■	within 120 days of redeeming Shares of an equal or greater amount;

■	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive a dealer reallowance on purchases under such program;

■	with reinvested dividends or capital gains;
■	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;
■	as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■	as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■	pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■	Shares that are not subject to a CDSC; and
16

■	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A Class:
If you make a purchase of A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.
B Class:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
C Class:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.
If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■	following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70 1∕2;

■	purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

■	purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive an advance commission on purchases under such program;

■	purchased with reinvested dividends or capital gains;
■	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
■	purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange);

A Class Only
■	purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without the imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program; or

B Class Only
■	which are qualifying redemptions of B class under a Systematic Withdrawal Program.
FEE WHEN YOU REDEEM OR EXCHANGE
For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee in the manner described below. Redemptions include Shares redeemed through an exchange.
The 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. The redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet
17

short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time. For purposes of computing this redemption fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).
The Fund's goal is to collect the redemption fee on all Shares that are redeemed or exchanged within 90 days of purchase subject to the exceptions discussed below. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers, trust companies and retirement plan record keepers.
Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 403(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code will be subject to the redemption fee. Non-participant directed transactions such as distributions due to disability, health or financial hardship will not be subject to the redemption fee. Shares redeemed due to the death of the last surviving shareholder on any account will also not be subject to the redemption fee. The redemption fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. In addition, Shares redeemed pursuant to a systematic (non-investor directed) rebalancing or asset allocation program that has been approved in writing by Federated, including Shares redeemed as a result of elimination of the Fund as an investment option under such a program, will not be subject to the redemption fee. Such asset allocation or rebalancing transactions must be made: for the purpose of implementing a model program at the direction of an investment professional, and on behalf of all participants in the model program; and may not be made at the direction of individual participants in the program. However, Shares held in such a program that are redeemed for other reasons (for example, as a result of the voluntary liquidation of the account of a participant in such a program) will be subject to the redemption fee. The redemption fee also does not apply to purchases and sales of Fund Shares by other Federated funds, as discussed under “ Frequent Trading Policies.” Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. For more discussion regarding the redemption fee, please see the Fund's SAI.
How is the Fund Sold?
The Fund offers three Share classes: Class A Shares (A), Class B Shares (B) and Class C Shares (C), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated” ).
The Fund's Distributor markets the A class, B class and C class to customers of financial institutions or to individuals, directly or through financial intermediaries.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
18

When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A Class:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A Class (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
B Class:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%
C Class:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
RULE 12b-1 FEES
B & C Classes
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.75% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's B class and C class. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of the B class and C class, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
19

service fees
A class, B class and C class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A class, B class and C class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
THROUGH A FINANCIAL INTERMEDIARY
■	Establish an account with the financial intermediary; and
■	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
20

You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
DIRECTLY FROM THE FUND
■	Establish your account with the Fund by submitting a completed New Account Form; and
■	Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund's Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021-2809

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.
To do this you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
You may purchase Shares through an exchange from the same share class of another Federated fund.
21

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■	through a financial intermediary if you purchased Shares through a financial intermediary; or
■	directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the Shares are redeemed or exchanged within 90 days of purchase, a 2% redemption fee may be charged, as more fully described previously under the sub-heading, “Fee When You Redeem or Exchange.” The redemption fee will be paid to the Fund.
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021-2809

All requests must include:
■	Fund name and Share class, account number and account registration;
■	amount to be redeemed or exchanged;
■	signatures of all shareholders exactly as registered; and
■	if exchanging, the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
22

Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

■	An electronic transfer to your account at a financial institution that is an ACH member; or
■	Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC; or
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.
redemptions from retirement accounts
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. To do this, you must:
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
You may exchange Shares into shares of the same class of another Federated fund.
23

Systematic Withdrawal/Exchange Program

You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Systematic Withdrawal Program (SWP) on B Class
You will not be charged a CDSC on SWP redemptions if:
■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions;
■	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple B class accounts to meet this minimum balance.); and
■	for all B class accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined in this Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.
If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
24

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “ Distributions and Tax Info” tab. On the “Distributions and Tax Info” tab, select a year.
ACCOUNTS WITH LOW BALANCES
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 90 days of the date of purchase. See “What Do Shares Cost?” The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
The Fund's frequent trading restrictions, including the redemption fee, do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance. The Fund's frequent trading restrictions also do not apply to certain redemptions of Shares redeemed pursuant to an asset allocation program which provides for systematic, non-investor directed rebalancing to the extent such transactions are exempt from the redemption fee as discussed under “Fee When You Redeem or Exchange.”
25

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“ Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund's objective is that its fees and restrictions on short-term trading should apply to all shareholders that are subject to the fees and restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and percentage breakdowns of the portfolio by sector and credit quality.

To access this information from the “Products” section of the website's home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information and portfolio holdings.
You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Literature and Prospectuses” tab. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 137 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $379.8 billion in assets as of December 31, 2012. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 4,700 investment professionals and institutions.
The Adviser advises approximately 106 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $272.1 billion in assets as of December 31, 2012.

26

PORTFOLIO MANAGEMENT INFORMATION
Mark E. Durbiano

Mark E. Durbiano is a Senior Portfolio Manager and has been the Fund's Portfolio Manager since January 1987. He is Vice President of the Fund and is Head of the Domestic High Yield Group. Mr. Durbiano joined Federated in 1982 and has been a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.75% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's shareholder reports as they become available.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
27

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$7.62	$7.71	$7.35	$5.39	$7.32
Income From Investment Operations:
Net investment income	0.51[1]	0.55[1]	0.58	0.57	0.60
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.31	(0.07)	0.36	1.96	(1.93)
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.48	0.94	2.53	(1.33)
Less Distributions:
Distributions from net investment income	(0.55)	(0.57)	(0.58)	(0.57)	(0.60)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$7.91	$7.62	$7.71	$7.35	$5.39
Total Return[4]	11.42%[3]	6.66%	13.42%	48.58%	(18.87)%
Ratios to Average Net Assets:
Net expenses	1.23%	1.23%	1.23%	1.23%	1.23%
Net investment income	6.53%	7.37%	7.66%	8.68%	9.45%
Expense waiver/reimbursement[5]	0.00%[6]	0.01%	0.01%	0.02%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$951,934	$880,629	$833,523	$764,171	$481,308
Portfolio turnover	38%	35%	41%	35%	19%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.

3	On June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had an impact of 0.24% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2013, which can be obtained free of charge.

28

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$7.61	$7.69	$7.34	$5.38	$7.31
Income From Investment Operations:
Net investment income	0.45[1]	0.49[1]	0.54	0.52	0.56
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.31	(0.06)	0.34	1.96	(1.94)
TOTAL FROM INVESTMENT OPERATIONS	0.76	0.43	0.88	2.48	(1.38)
Less Distributions:
Distributions from net investment income	(0.49)	(0.51)	(0.53)	(0.52)	(0.55)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$7.90	$7.61	$7.69	$7.34	$5.38
Total Return[4]	10.59%[3]	6.00%	12.44%	47.55%	(19.51)%
Ratios to Average Net Assets:
Net expenses	1.98%	1.98%	1.99%	1.99%	1.99%
Net investment income	5.78%	6.59%	6.92%	7.93%	8.51%
Expense waiver/reimbursement[5]	0.00%[6]	0.01%	0.00%[6]	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$78,132	$74,958	$114,006	$150,115	$139,686
Portfolio turnover	38%	35%	41%	35%	19%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.

3	On June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had an impact of 0.24% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2013, which can be obtained free of charge.

29

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$7.60	$7.69	$7.34	$5.38	$7.31
Income From Investment Operations:
Net investment income	0.45[1]	0.49[1]	0.53	0.52	0.55
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.31	(0.07)	0.35	1.96	(1.93)
TOTAL FROM INVESTMENT OPERATIONS	0.76	0.42	0.88	2.48	(1.38)
Less Distributions:
Distributions from net investment income	(0.49)	(0.51)	(0.53)	(0.52)	(0.55)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Regulatory Settlement Proceeds	0.02[3]	—	—	—	—
Net Asset Value, End of Period	$7.89	$7.60	$7.69	$7.34	$5.38
Total Return[4]	10.60%[3]	5.87%	12.44%	47.55%	(19.50)%
Ratios to Average Net Assets:
Net expenses	1.98%	1.98%	1.99%	1.99%	1.98%
Net investment income	5.78%	6.62%	6.90%	7.93%	8.67%
Expense waiver/reimbursement[5]	0.00%[6]	0.01%	0.00%[6]	0.01%	0.04%
Supplemental Data:
Net assets, end of period (000 omitted)	$220,942	$183,362	$169,501	$152,335	$87,576
Portfolio turnover	38%	35%	41%	35%	19%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.

3	On June 12, 2012, the Fund received a residual distribution from a regulatory settlement which had an impact of 0.24% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated March 31, 2013, which can be obtained free of charge.

30

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period (except the B class, which converts to the A class after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED HIGH INCOME BOND FUND, INC. - A CLASS
ANNUAL EXPENSE RATIO: 1.24%
MAXIMUM FRONT-END SALES CHARGE: 4.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$570.65	$9,909.08
2	$9,909.08	$495.45	$10,404.53	$125.18	$10,281.66
3	$10,281.66	$514.08	$10,795.74	$129.89	$10,668.25
4	$10,668.25	$533.41	$11,201.66	$134.77	$11,069.38
5	$11,069.38	$553.47	$11,622.85	$139.84	$11,485.59
6	$11,485.59	$574.28	$12,059.87	$145.10	$11,917.45
7	$11,917.45	$595.87	$12,513.32	$150.55	$12,365.55
8	$12,365.55	$618.28	$12,983.83	$156.22	$12,830.49
9	$12,830.49	$641.52	$13,472.01	$162.09	$13,312.92
10	$13,312.92	$665.65	$13,978.57	$168.18	$13,813.49
Cumulative		$5,669.51		$1,882.47

31

FEDERATED HIGH INCOME BOND FUND, INC. - B CLASS
ANNUAL EXPENSE RATIO: 1.99%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$201.99	$10,301.00
2	$10,301.00	$515.05	$10,816.05	$208.07	$10,611.06
3	$10,611.06	$530.55	$11,141.61	$214.34	$10,930.45
4	$10,930.45	$546.52	$11,476.97	$220.79	$11,259.46
5	$11,259.46	$562.97	$11,822.43	$227.44	$11,598.37
6	$11,598.37	$579.92	$12,178.29	$234.28	$11,947.48
7	$11,947.48	$597.37	$12,544.85	$241.33	$12,307.10
8	$12,307.10	$615.36	$12,922.46	$248.60	$12,677.54
Converts from Class B to Class A			Annual Expense Ratio: 1.24%
9	$12,677.54	$633.88	$13,311.42	$160.16	$13,154.22
10	$13,154.22	$657.71	$13,811.93	$166.18	$13,648.82
Cumulative		$5,739.33		$2,123.18
FEDERATED HIGH INCOME BOND FUND, INC. - C CLASS
ANNUAL EXPENSE RATIO: 1.99%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$201.99	$10,301.00
2	$10,301.00	$515.05	$10,816.05	$208.07	$10,611.06
3	$10,611.06	$530.55	$11,141.61	$214.34	$10,930.45
4	$10,930.45	$546.52	$11,476.97	$220.79	$11,259.46
5	$11,259.46	$562.97	$11,822.43	$227.44	$11,598.37
6	$11,598.37	$579.92	$12,178.29	$234.28	$11,947.48
7	$11,947.48	$597.37	$12,544.85	$241.33	$12,307.10
8	$12,307.10	$615.36	$12,922.46	$248.60	$12,677.54
9	$12,677.54	$633.88	$13,311.42	$256.08	$13,059.13
10	$13,059.13	$652.96	$13,712.09	$263.79	$13,452.21
Cumulative		$5,734.58		$2,316.71

32

An SAI dated May 31, 2013, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated High Income Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-2782
CUSIP 314195108
CUSIP 314195207
CUSIP 314195306

G00667-02 (5/13)
Federated is a registered trademark of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

Statement of Additional Information
May 31, 2013

Share Class	Ticker
A	FHIIX
B	FHBBX
C	FHICX
Federated High Income Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor

8062805B (5/13)
Federated is a registered trademark
of Federated Investors, Inc.
2013 ©Federated Investors, Inc.

Federated High Income Bond Fund, Inc.

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated High Income Bond Fund, Inc. (“Fund”), dated May 31, 2013.

This SAI incorporates by reference the Fund's Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.

Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
12	Investment Risks
13	Investment Objective (and Policies) and Investment Limitations
15	What Do Shares Cost?
18	How is the Fund Sold?
20	Purchases In-Kind
20	Subaccounting Services
20	Redemption In-Kind
20	Account and Share Information
21	Tax Information
21	Who Manages and Provides Services to the Fund?
32	Financial Information
32	Investment Ratings
36	Addresses
37	Appendix

How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the state of Maryland on October 14, 1977. The Board of Directors (“Board”) has established three classes of shares of the Fund, known as Class A Shares, Class B Shares and Class C Shares (“Shares”). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Investment Management Company (“Adviser”).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund's Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

Securities Descriptions And Techniques

Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following further describes the types of fixed-income securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus).

Loan Instruments (A Fixed-Income Security)
The Fund may invest in loans and loan-related instruments, which are generally interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfaiting transactions.

Trade finance refers generally to loans made to producers, sellers, importers and/or exporters in relation to commodities, goods or services. Such loans typically have short-to-medium term maturities and will generally be self-liquidating (i.e., as the goods or commodities are sold, proceeds from payments for such goods or commodities are used to pay the principal on the loan prior to being distributed to the borrower). These trade finance structures are subject to significant individual variation but typical structures may include but not be limited to the following:

■	Buyer's credit. An extension of credit typically made by a bank to a buyer of goods (i.e., importer) to finance the purchase of goods under a commercial contract of sale.
■	Contract frustration and trade credit indemnity. An insurance policy issued by an insurer in favor of an insured (typically a supplier or a bank) that provides conditional coverage to the insured against loss incurred as a result of non-payment/non-delivery by an obligor involved in a trade transaction.
■	Cross border leases. Cross border leases, often structured with insignificant residual value.
■	Export credit agency financing. A loan where an export credit agency acts as lender, co-lender or guarantor.
■	Import finance. An extension of credit made to an importer that finances his imports.
■	Inventory finance. An extension of credit made to a borrowing entity (be it an importer or exporter) secured against the physical inventory held and owned by that borrower. The inventory may be held in a warehouse.
■	Letter of Credit (L/C). A written undertaking, or obligation, of a bank made at the request of its customer (usually an importer) to honor or pay an exporter against presentation of trade documents that comply with terms specified in the letter of credit.

■	Multilateral agency financing. A loan where a multilateral agency acts as either a lender or a co-lender. Such a loan may benefit from preferred creditor status in the event of shortages of foreign exchange that may be experienced by sovereign governments.
■	Pre-export finance. An extension of credit to an exporter before export of the goods has taken place. This can be secured against the subject goods or sales proceeds, or unsecured.
■	Pre-payment agreement. An extension of credit to an exporter where the source of pay-back is through the future export of goods. The difference between pre-export finance and a pre-payment agreement is that the latter arrangement may involve the buyer of the goods as a contractual party and is in effect a payment for goods in advance of delivery.
■	Promissory notes, bills of exchange and other forms of negotiable instrument. A written promise to pay issued by (or drawn on) an obligor in favor of a beneficiary.
■	Receivables. Receivables or flows of receivables created in consideration for the transfer of goods and services.
■	Supplier Credit. An extension of credit made by a supplier (or exporter) to an importer to finance a purchase of goods. Banks or other lenders may purchase or participate in the credit instrument if the instrument permits transfer.
■	Trade finance related loans and other loan assignments and participations. The Fund expects primarily to purchase trade finance loans and other loans by assignment, transfer or novation from a participant in the original syndicate of lenders or from subsequent holders of such interests. The Fund may also purchase participations on a primary basis from a mandated lead arranger during the formation of the original syndicate making such loans. See the headings “Loan Assignments” and “Loan Participations” below for a complete description of such loan assignments and loan participations.
Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan assignment or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property, which is commonly referred to as collateral. The purpose of securing loans is to allow the lenders to exercise rights over the collateral if a loan is not repaid as required by the terms of the loan agreement. Collateral may include security interests in receivables, goods, commodities, or real property. With regard to trade finance loan transactions the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower's ability to repay the loan will be dependent on the borrower's ability to sell, and the purchaser's ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may also be tranched or tiered with respect to collateral rights. Unsecured loans expose the lenders to increased credit risk.
The loan instruments in which the Fund may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets).
The Fund treats loan instruments as a type of fixed-income security. Investments in loan instruments may expose the Fund to interest rate risk, risks of investing in foreign securities, credit risk, liquidity risk, risks of noninvestment-grade securities, risks of emerging markets, and leverage risk. (For purposes of the descriptions in this SAI of these various risks, references to “issuer,” include borrowers under loan instruments.) Many loan instruments incorporate risk mitigation, credit enhancement (e.g., standby letters of credit) and insurance products into their structures, in order to manage these risks. There is no guarantee that these risk management techniques will work as intended.
Loans and loan-related instruments are generally considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument. Additionally, in the case of some loans, such as those related to trade finance, there is a limited secondary market. The liquidity of a particular loan will be determined by the Adviser under guidelines adopted by the Fund's board.

Loan Assignments (A Type of Loan Instrument)

The Fund may purchase a loan assignment from the agent bank or other member of the lending syndicate. Investments in loans through an assignment may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
Loan Participations (A Type of Loan Instrument)
The Fund may purchase a funded participation interest in a loan, by which the Fund has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution, or lending syndicate) that has a direct contractual relationship with a borrower. In loan participations, the Fund does not have a direct contractual relationship with the borrower.

The Fund may also purchase a type of a participation interest, known as risk participation interest. In this case, the Fund will receive a fee in exchange for the promise to make a payment to a lender if a borrower fails to make a payment of principal, interest, or fees, as required by the loan agreement.

When purchasing loan participations, the Fund will be exposed to credit risk of the borrower and, in some cases, the intermediary offering the participation. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service or, if rated, may be below investment grade and expose the fund to the risks of noninvestment-grade securities.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
Treasury Securities (A Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.

Government Securities (A Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States.
Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.
A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.

Additional Information Related To Freddie Mac And Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury's obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments in Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by [NRSROs] [nationally recognized statistical rating organizations (NRSROs)] or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Asset-backed securities are structured in many ways, including, but not limited to the following:
Zero-Coupon Securities (A Fixed-Income Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risk of a zero-coupon security.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

IOs and POs (Types of Asset-Backed Securities)

Asset-backed securities may allocate interest payments to one class (“Interest Only” or IOs) and principal payments to another class (“Principal Only” or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters (Types of Asset-Backed Securities)

Another variant allocates interest payments between two classes of asset-backed securities. One class (“Floaters”) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Bank Instruments (A Fixed-Income Security)
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
Credit Enhancement
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Equity Securities

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities may offer greater potential for appreciation than many other types of securities, because their value usually increases directly with the value of the issuer's business.
The following further describes the types of equity securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus).

Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.
Warrants
Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Foreign Government Securities (A Type of Foreign Fixed-Income Security)
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
Depositary Receipts (A Type of Foreign Equity Security)

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to value than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to close-out than exchange traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.
Interest Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is an OTC derivative that represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund's counterparty to the contract were to default.
Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

■	Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■	Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable

Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap” ).
Other Investments, Transactions, Techniques
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and credit risks.

Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Note (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Equity Linked Note (A Type of Hybrid Instrument)
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.

The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.
Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in high-yield securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in loan instruments, including trade finance loan instruments, primarily by investing in another investment company (which is not available for general investment by the public) that owns those instruments and that is advised by an affiliate of the Adviser. The Fund's investment in the trade finance instruments through these other investment vehicles may expose the Fund to risks of loss after redemption. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.

Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Inter-Fund Borrowing and Lending Arrangements
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

Call Risk

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund's investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Stock Market Risk
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
Risk of Investing in Derivative Contracts and Hybrid Instruments

The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

Risk Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
Investment Objective (and Policies) and Investment Limitations
The Fund's investment objective is to seek high current income. The investment objective may not be changed by the Fund's Directors without shareholder approval.
The Fund invests 65% of its assets in lower-rated fixed-income bonds.
Diversification of Investments
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Making Loans
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Additional Information
The Fund may temporarily depart from its principal investment strategies by investing its assets in cash, cash item, and shorter- term, higher-quality debt securities and similar obligations.
As a matter of non-fundamental policy for purposes of the commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund's concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
Non-Fundamental Names Rule Policy
Because the Fund refers to high-income bond investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets (plus any borrowings for investment purposes) in fixed-income investments rated below investment grade.

What Do Shares Cost?
Determining Market Value of Securities
A Share's net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.

■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below, unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security or repurchase agreement.

■	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■	OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■	Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable time (for example, within five business days after a new security is delivered to the Fund), the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

Noninvestment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Amortized Cost Values
Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. The Fund uses this adjusted cost to value the investment.
Fair Valuation and Significant Events Procedures

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and the Adviser's affiliated companies to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer's operations or liquidation.
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment's “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment's fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer's financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment's value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer's business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;

■	With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Fund currently does not rely on price evaluations determined before the close of regular trading on the NYSE for any fixed-income securities. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Fee When You Redeem or Exchange
For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee in the manner described below. Redemptions include Shares redeemed through an exchange.
This 2.00% fee directly affects the amount a shareholder who is subject to the fee receives upon redemption or exchange. The redemption fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short-term redemptions and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption fee will be paid to the Fund. The redemption fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption fee at any time. For purposes of computing this redemption fee, Shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all applicable Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption fee with respect to Shares purchased through some omnibus accounts, including omnibus accounts of banks, broker-dealers and trust companies.
Participant directed transactions involving Shares held in retirement plans established under Sections 401(a) or 401(k) of the Internal Revenue Code (the “Code”), custodial plan accounts established under Section 403(b)(7) of the Code or deferred compensation plans established under Section 457 of the Code (Retirement Plans) will be subject to the redemption fee. The following is a list of specific examples of non-participant directed Retirement Plan transactions that will not be subject to the redemption fee:
■	Distributions from a Retirement Plan due to death, disability, health or financial hardship;
■	Distributions from a Retirement Plan made in connection with the termination of employment;
■	Distributions from a Retirement Plan required by the Code, such as the distribution that must be made when the plan participant reaches age 70 1∕2 (and any subsequent, related distributions for years thereafter);
■	Distributions from a Retirement Plan made in connection with a qualified participant loan;
■	Redemptions from a Retirement Plan made in connection with the regularly scheduled automatic rebalancing of assets in a Retirement Plan (i.e., automatic rebalancing according to predetermined allocation levels); and
■	Redemptions from or exchanges within a Retirement Plan made as a result of plan level directed events, such as changes to plan investment options.
Additionally, the redemption fee will not apply to Shares held in plans administered as college savings programs under Section 529 of the Code. Shares redeemed due to the death of the last surviving shareholder on any account will also not be subject to the redemption fee.
Finally, Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee.
How is the Fund Sold?
Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (CLASS B SHARES AND CLASS C SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the Class B Shares and Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements.

Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.
The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Other Benefits to Financial Intermediaries
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.
UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares and Class C Shares and the amount retained by the Distributor for the last three fiscal years ended March 31:

	2013		2012		2011
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$2,227,724	$264,398	$1,576,631	$185,148	$1,281,327	$148,652
Class B Shares	$210,003	$127,767	$196,328	$82,419	$164,719	$0
Class C Shares	$26,619	$26,619	$11,650	$11,650	$10,390	$10,390

Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Subaccounting Services
Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.
All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.
Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding Shares.

As of May 3, 2013, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Pershing LLC, Jersey City, NJ, owned approximately 123,045,470 Shares (10.92%); Edward Jones & Co., Saint Louis, MO, owned approximately 31,536,961 Shares (9.66%); First Clearing, LLC, owned approximately 10,963.660 Shares (9.18%); National Financial Services LLC, New York, NY, owned approximately 9,414,647 Shares (7.88%); Raymond James, St. Petersburg, FL, owned approximately 9,393,455 Shares (7.86%); Planmember Services Corp., Kansas City, MO, owned approximately 6,837,949 Shares (5.72%); and Morgan Stanley & Co., Jersey City, NJ, owned approximately 6,152,304 Shares (5.15%).
As of May 3, 2013, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: First Clearing, LLC, owned approximately 2,469,973 Shares (25.15%); Pershing LLC, Jersey City, NJ, owned approximately 1,268,342 Shares (12.91%); Edward Jones & Co., Saint Louis, MO, owned approximately 996,748 Shares (10.15%); Raymond James, St. Petersburg, FL, owned approximately 813,504 Shares (8.28%); National Financial Services LLC, New York, NY, owned approximately 9,414,647 Shares (6.68%); and MLPF&S, Jacksonville, FL, owned approximately 607,335 Shares (6.18%).
As of May 3, 2013, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Raymond James, St. Petersburg, FL, owned approximately 4,697,812 Shares (16.65%); First Clearing, LLC, owned approximately 4,682,739 Shares (16.59%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 2,834,740 Shares (10.04%); MLPF&S, Jacksonville, FL, owned approximately 2,373,181 Shares (8.41%); UBS USA, Jersey City, NJ, owned approximately 2,101,855 Shares (7.45%); Pershing LLC, Jersey City, NJ, owned approximately 1,815,373 Shares (6.43%); Janney Montgomery Scott LLC, Philadelphia, PA, owned approximately 1,709,311 Shares 6.05%); and National Financial Services LLC, New York, NY, owned approximately 1,705,907 Shares (6.04%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
First Clearing, LLC, is organized in the state of Delaware and is a subsidiary of Wells Fargo & Company; organized in the state of Delaware.

Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Foreign Investments
If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.
Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.
If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to federal income taxes upon disposition of PFIC investments.
If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
Who Manages and Provides Services to the Fund?
Board of Directors

The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2012, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 42 investment companies (comprising 137 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.
As of May 3, 2013, the Fund's Board and Officers as a group owned less than 1% of each class of the Fund's outstanding Shares.

qualifications of Independent Directors
Individual Director qualifications are noted in the “Independent Directors Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Director and will be considered for any Nominee Director.
■	Outstanding skills in disciplines deemed by the Independent Directors to be particularly relevant to the role of Independent Director and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 73 years.
■	No conflicts which would interfere with qualifying as independent.
■	Appropriate interpersonal skills to work effectively with other Independent Directors.
■	Understanding and appreciation of the important role occupied by Independent Directors in the regulatory structure governing regulated investment companies.
■	Diversity of background.
interested Directors Background and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: September 1975	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: July 1987	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

Independent Directors Background, Qualifications and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: President and Chief Operating Officer, Wang Laboratories; Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; Director, First National Bank of Boston; Director, EMC Corporation (computer storage systems); Director, Apollo Computer, Inc.; Director, Redgate Communications.
	Qualifications: Business management and director experience.	$1,622.82	$225,000
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, and Associate General Secretary, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Our Campaign for the Church Alive, Inc.
Previous Position: Pennsylvania Superior Court Judge.
	Qualifications: Legal and director experience.	$1,622.82	$223,617.71
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Qualifications: Business management, mutual fund services and director experience.	$2,235.88	$310,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
	Qualifications: Banking, business management, education and director experience.	$1,785.09	$247,500

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
	Qualifications: Business management, mutual fund, director and investment experience.	$1,785.09	$247,500
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	$1,825.66	$253,125

OFFICERS**

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: September 1975	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler, CPA Birth Date: January 6, 1967 Treasurer Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Officer since: November 1998 Portfolio Manager since: January 1987	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since January 1987. He is Vice President of the Corporation with respect to the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.

**	Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Director) with the Fund.
Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	Two
Audit	Charles F. Mansfield, Jr. Thomas M. O'Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function.	Seven

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O'Neill John S. Walsh	The Nominating Committee, whose members consist of all Independent Directors, selects and nominates persons for election to the Fund's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Directors, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Director,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	One

BOARD'S ROLE IN RISK OVERSIGHT
The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2012

Interested Board Member Name	Dollar Range of Shares Owned in Federated High Income Bond Fund, Inc.	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
Independent Board Member Name
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O'Neill	None	Over $100,000
John S. Walsh	None	Over $100,000

Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated.
The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.
Mark Durbiano, Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	21/$9.0 billion	0/$0
Other Pooled Investment Vehicles	1/$24.6 million	0/$0
Other Accounts	2/$83.1 million	2/$256.0 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the Fund's benchmark (i.e., Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and vs. the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Durbiano serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to Fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

Code Of Ethics Restrictions On Personal Trading
As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.
The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser's general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.
Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com; from the home page, select “All” under “Asset Classes”; select the Fund name and share class, if applicable, to go to the Fund Overview page; on the Fund Overview page, select the “Literature and Prospectuses” tab; at the bottom of that page, select “Proxy Voting Record Report (“Form N-PX”).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Portfolio Holdings Information
Information concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top 10 holdings and percentage breakdowns of the portfolio by sector and credit quality.

To access this information from the “Products” section of the website's home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information and portfolio holdings.
You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Literature and Prospectuses” tab. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser's receipt of research services (as described below) may also be a factor in the Adviser's selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Except as noted below, when the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investments for Federated Kaufmann Fund and other accounts managed by that fund's portfolio managers in initial public offerings (IPO) are made independently from any other accounts, and much of their non-IPO trading may also be conducted independently from other accounts. Trading and allocation of investments, including IPOs, for accounts managed by Federated MDTA LLC are also made independently from the Fund. Investment decisions and trading for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser also are generally made and conducted independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

Brokerage and Research Services
Brokerage services include execution of trades and products and services that relate to the execution of trades, including communications services related to trade execution, clearing and settlement, trading software used to route orders to market centers, software that provides algorithmic trading strategies, and software used to transmit orders to direct market access (DMA) systems. Research services may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services assist the Adviser and its affiliates in terms of their overall investment responsibilities to funds and investment accounts for which they have investment discretion. However, particular brokerage and research services received by the Adviser and its affiliates may not be used to service every fund or account, and may not benefit the particular funds and accounts that generated the brokerage commissions. In addition, brokerage and research services paid for with commissions generated by the Fund may be used in managing other funds and accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

For the fiscal year ended March 31, 2012, the Fund's Adviser directed brokerage transactions to certain brokers in connection with the Adviser's receipt of research services. The total amount of these transactions was $1,521,586 for which the Fund paid $3,913 in brokerage commissions.
Administrator

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“ Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

CUSTODIAN
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

Fees Paid by the Fund for Services

For the Year Ended March 31	2013	2012	2011
Advisory Fee Earned	$9,020,418	$8,012,693	$8,129,201
Advisory Fee Reimbursement	$20,854	$13,852	$9,110
Brokerage Commissions	$1,403	—	$10,246
Net Administrative Fee	$929,067	$813,021	$824,843
Net 12b-1 Fee:
Class B Shares	$570,299	$642,791	$978,730
Class C Shares	$1,515,220	$1,235,474	$1,193,368
Net Shareholder Services Fee:
Class A Shares	$2,301,565	$2,039,137	$1,951,577
Class B Shares	$190,100	$214,264	$326,243
Class C Shares	$504,866	$411,550	$396,926
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Includes $1,082.92 paid to a company affiliated with management of Federated.

Financial Information

The Financial Statements for the Fund for the fiscal year ended March 31, 2013, are incorporated herein by reference to the Annual Report to Shareholders of Federated High Income Bond Fund, Inc. dated March 31, 2013.

Investment Ratings
STANDARD & POOR'S (S&P) LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
D—In payment default. The “D” rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

MOODY'S INVESTORS SERVICE (MOODY'S) LONG-TERM DEBT RATINGS
Aaa—Bonds and preferred stock which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “ gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds and preferred stock which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.
A—Bonds and preferred stock which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa—Bonds and preferred stock which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba—Bonds and preferred stock which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds and preferred stock which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds and preferred stock which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds and preferred stock which are rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Bonds and preferred stock which are rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NR—Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody's with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated “A-1” or “P-1.”
NR(1)—The underlying issuer/obligor/guarantor has other outstanding debt rated “AAA” by S&P or “Aaa” by Moody's.
NR(2)—The underlying issuer/obligor/guarantor has other outstanding debt rated “AA” by S&P or “Aa” by Moody's.
NR(3)—The underlying issuer/obligor/guarantor has other outstanding debt rated “A” by S&P or Moody's.
FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS
AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

MOODY'S COMMERCIAL PAPER RATINGS
Prime-1—Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2—Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
S&P COMMERCIAL PAPER RATINGS
A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS
F-1—Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.
F-2—Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
A.M. BEST LONG-TERM DEBT RATINGS
An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.
aaa—Exceptional. Assigned to issues where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.
aa—Very Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.
a—Strong. Assigned to issues where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.
bbb—Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.
bb—Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.
b—Very Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c—Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.
Ratings from “ aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company's Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best's interactive rating process.
A.M. BEST SHORT-TERM DEBT RATINGS
An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+—Strongest. Assigned to issues where the issuer has, in A.M. Best's opinion, the strongest ability to repay short-term debt obligations.
AMB-1—Outstanding. Assigned to issues where the issuer has, in A.M. Best's opinion, an outstanding ability to repay short-term debt obligations.
AMB-2—Satisfactory. Assigned to issues where the issuer has, in A.M. Best's opinion, a satisfactory ability to repay short-term debt obligations.
AMB-3—Adequate. Assigned to issues where the issuer has, in A.M. Best's opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.
AMB-4—Speculative. Assigned to issues where the issuer has, in A.M. Best's opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.
d—In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.
A company's Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company's A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings (“aaa” to “c”) are assigned a Rating Outlook that indicates the potential direction of a company's rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:
Positive—Indicates a company's financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.
Negative—Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.
Stable—Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses
Federated High Income Bond Fund, Inc.
Class A Shares
Class B Shares
Class C Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
LEGAL COUNSEL

Dickstein Shapiro LLP
K&L Gates LLP
Reed Smith LLP

SERVICE PROVIDERS

Abel Noser Corp.
Advent Software
Aegon Institutional Markets
Bank of America
Bank of New York Mellon
Barclay's Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
ByAllAccounts
Charles River
Citibank, NA
ClearPar
Computershare, Inc.
DerivServ
Edward Jones
FactSet
Failstation
Fidelity
FX Connect
GE Life and Annuity Assurance Company
General Electric Capital Assurance Company
Glass Lewis & Co.
Global Trading Support Services
Icelink
Investors Tool
JP Morgan Chase & Co.
Market Axcess
New York Life Insurance Company
OMGEO LLC
Options Clearing Corp. (OCC)
Perform
R.R. Donnelley
RiskMetrics
Smartstream
State Street Bank and Trust Company
StatPro Group Plc
SunGard

The Travelers Insurance Company
Tradeweb
Vintage Filings
Wolters Kluwer
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)
SECURITY PRICING SERVICES
Debtdomain
Interactive Pricing and Reference Data (Interactive Data Corporation)
Investment Technology Group
Markit Group Ltd.
Pricing Direct
RATINGS AGENCIES
Fitch, Inc.
Moody's Investors Service
Standard & Poor's
Standard & Poor's Fund Services
Standard & Poor's Rating Services
PERFORMANCE REPORTING/PUBLICATIONS
Emerging Market Funds Research, Inc.
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
MSCI Barra
Morningstar Associates
NASDAQ
Vickers Stock Research
OTHER

Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

38

Item 28. Exhibits

(a)	Conformed copy of Amended Articles of Incorporation of the Registrant;	(19)
1	Conformed copy of Amendment No. 10-17;	(23)

(b)	Copy of Amended and Restated Bylaws	(19)
1	Copy of Amendment No. 10-12;	(22)
2	Copy of Amendment No. 13;	(25)
3	Copy of Amendment No. 14;	(26)
4	Copy of Amendment No. 15;	(28)
5	Copy of Amendment No. 16 and 17;	(29)

(c)	Copy of Specimen Certificate of Shares of Beneficial Interest of the Registrant; As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	(20)

(d)
1	Conformed copy of Investment Advisory Contract of the Registrant;	(14)
2	Conformed copy of Amendment to Investment Advisory Contract of the Registrant;	(24)

(e)
1	Conformed copy of Distributor's Contract and Exhibits A and B to the Distributor’s Contract of the Registrant;	(16)
2	Conformed copy of Distributor’s Contract and Exhibit 1 to Distributor’s Contract of the Registrant (Class B Shares);	(21)
3	Conformed copy of Amendment to Distributor’s Contract of the Registrant and Amendment to Distributor’s Contract of Federated Funds with Class B Shares;	(24)
4	Conformed copy of Amendment to Distributor’s Contract dated October 1, 2003 of the Registrant;	(26)
5	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).

(f)	Not applicable

(g)
1	Conformed copy of Custodian Contract of the Registrant;	(18)
2	Conformed copy of Custody Fee Schedule;	(21)
3	Conformed copy of Fourth and Fifth Amendment to the Custodian Contract	(35)

(h)
1	The responses described in Item 23(e)(ix) are hereby incorporated by reference.
2	Conformed copy of Shareholder Services Agreement (Class B Shares) and Principal Shareholder Services Agreement (Class B Shares);	(21)
3	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
4	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item (h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
5	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item (h)(viii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
6	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement with Exhibits A-E attached;	(30)
7	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309);
8	The Registrant hereby incorporates the conformed copy of Amendment to Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company	(33)
9	Conformed copy of Financial Administration and Accounting Services Agreement;	(35)

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm	+

(k)	Not Applicable

(l)	Not Applicable

(m)
1	The responses described in Item 23(e)(5) are hereby incorporated by reference.
2	Conformed copy of Distribution Plan of the Registrant (Class B Shares) and Exhibit 1 to Distribution Plan of the Registrant (Class B Shares);	(22)
3	Conformed copy of Distribution Plan including Exhibit A of the Registrant;	(27)

(n)
1	The Registrant hereby incorporates the conformed copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Income Trust Registration Statement on Form N-1A, filed with the Commission on March 31, 2005. (File Nos. 2-75366 and 811-3352).
2	Conformed copy of the Class B and Class C Shares Exhibit to the Multiple Class Plan	(30)
3	Conformed copy of the Class B and Class C Shares Exhibit to the Multiple Class Plan	(33)
4	Conformed copy of the Class A, B, C and F Shares Exhibit to the Multiple Class Plan	(+)

(o)
1	Conformed copy of Power of Attorney of the Registrant and Chief Investment Officer of the Registrant;	(25)
2	Conformed copy of Power of Attorney of Director and Treasurer of the Registrant;	(29)
3	Conformed copy of Power of Attorney of Director of the Registrant;	(30)
4	Conformed copy of Power of Attorney of Director of the Registrant;	(32)
5	Conformed copy of Power of Attorney of Maureen Lally-Green, Director of the Registrant	(33)
6	Conformed copy of Power of Attorney of Lori A. Hensler, Treasurer	(+)

(p)
1	Contract superseded by Item 23(p)(2)
2	Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/05, as revised 1/26/05 and 8/19/05	(31)
3	Federated Investors, Inc. Code of Ethics for Access Persons, effective 9/30/2012	(+)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 2-60103 and 811-2782)
14	PEA No. 33 filed February 25, 1993
16	PEA No. 38 filed July 26, 1994
18	PEA No. 40 filed May 25, 1995
19	PEA No. 41 filed May 29, 1996
20	PEA No. 42 filed May 29, 1997
21	PEA No. 43 filed May 26, 1998
22	PEA No. 44 filed May 26, 1999
23	PEA No. 46 filed May 30, 2000
24	PEA No. 48 filed May 29, 2002
25	PEA No. 49 filed on May 29, 2003
26	PEA No. 50 filed on March 22, 2004
27	PEA No. 51 filed on May 28, 2004
28	PEA No. 52 filed on May 27, 2005
29	PEA No. 53 filed on May 31, 2006
30	PEA No. 54 filed on May 25, 2007
31	PEA No. 55 filed on May 29, 2008
32	PEA No. 56 filed on May 29, 2009
33	PEA No. 57 filed on May 26, 2010
34	PEA No. 58 filed on May 26, 2011
35	PEA No. 60 filed on May 29, 2012

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
(1)

Item 31 Business and Other Connections of Investment Adviser:
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and three of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
Chairman	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Marian R. Marinack

Christopher McGinley

Mary Jo Ochson

Liam O’Connell

Jeffrey A. Petro

Ihab Salib

Michael W. Sirianni, Jr.

Christopher Smith

Paige Wilhelm

Vice Presidents:

G. Andrew Bonnewell

Hanan Callas

Jerome Conner

James R. Crea, Jr.

Lee R. Cunningham, II

B. Anthony Delserone, Jr.

Bryan Dingle

William Ehling

Ann Ferentino

John T. Gentry

Kathryn P. Glass

Patricia L. Heagy

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Tracey Lusk

Karen Manna

Karol M. Marsico

Karl Mocharko

Joseph M. Natoli

Gene Neavin

Bob Nolte

Mary Kay Pavuk

John Polinski

Rae Ann Rice

Brian Ruffner

John Sidawi

Kyle Stewart

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Stephen J. Wagner

Mark Weiss

George B. Wright

Assistant Vice Presidents:	Jason DeVito Timothy Gannon James Grant Allen Knizer Ann Kruczek Ann Manley Keith Michaud Joseph Mycka Thomas Scherr Anthony Venturino Chris Wu
Secretary:	G. Andrew Bonnewell
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Brian P. Bouda

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Cash Trust Series, Inc.
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Allocation Portfolios
Federated Managed Pool Series
Federated MDT Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Asset Allocation Fund
Federated MDT Stock Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust
(b)

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Thomas E. Territ
Vice President and Director:	Peter J. Germain
Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Solon A. Person, IV Paul Uhlman
Senior Vice Presidents:

Irving Anderson

Michael Bappert

Jack Bohnet

Bryan Burke

Charles L. Davis, Jr.

Laura M. Deger

Peter W. Eisenbrandt

Theodore Fadool, Jr.

Jamie Getz

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

James M. Heaton

Donald Jacobson

Harry J. Kennedy

Michael Koenig

Anne H. Kruczek

Jane E. Broeren-Lambesis

Michael Liss

Amy Michaliszyn

Richard C. Mihm

Alec H. Neilly

Becky Nelson

Keith Nixon

Brian S. Ronayne

Tom Schinabeck

John Staley

Colin B. Starks

Robert F. Tousignant

William C. Tustin

Michael Wolff

Vice Presidents:

Catherine M. Applegate

Robert W. Bauman

Marc Benacci

Dan Berry

Bill Boarts

Edward R. Bozek

Edwin J. Brooks, III

Mark Carroll

Dan Casey

Scott Charlton

Steven R. Cohen

James Conely

Kevin J. Crenny

G. Michael Cullen

Beth C. Dell

Jack C. Ebenreiter

Donald C. Edwards

Timothy Franklin

Peter Germain

Scott Gundersen

Michael L. Guzzi

Raymond J. Hanley

Scott A. Holick

Robert Hurbanek

Jeffrey S. Jones

Todd Jones

Scott D. Kavanagh

Patrick Kelly

Matthew Khan

Shawn E. Knudson

Ed Koontz

Jerry L. Landrum

David M. Larrick

Christopher A. Layton

John P. Lieker

Jonathan Lipinski

Michael R. Manning

Michael Marcin

Paul Marino

Susan Matis

Diane Marzula

Meghan McAndrew

Martin J. McCaffrey

Mary A. McCaffrey

Joseph McGinley

Kyle Morgan

Vincent T. Morrow

John C. Mosko

Doris T. Muller

Alec H. Neilly

Ted Noethling

John A. O’Neill

James E. Ostrowski

Stephen Otto

Mark Patsy

Rich Paulson

Chris Prado

Sean Quirk

Josh Rasmussen

Richard A. Recker

Diane M. Robinson

Timothy A. Rosewicz

Matt Ryan

Eduardo G. Sanchez

Robert E. Savarese, Jr.

Leland T. Scholey

Peter Siconolfi

Bradley Smith

Edward L. Smith

Peter Smith

Eric M. Smyth

Jack L. Streich

Mark Strubel

Jonathen Sullivan

Jerome R. Tuskan

Michael Vahl

David Wasik

G. Walter Whalen

Stephen White

Lewis Williams

Littell L. Wilson

Edward J. Wojnarowski

Daniel Wroble

Erik Zettlemayer

Paul Zuber

Assistant Vice Presidents:	Debbie Adams-Marshall John J. Barrett Mary Ellen Coyne Dino Giovannone Chris Jackson Joseph R. Lantz Carol Anne Sheppard Laura Vickerman James Wagner
Secretary:	Kary A. Moore
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Brian P. Bouda

(c)	Not Applicable

Item 33 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant

Reed Smith LLP
Investment Management Group (IMG)
Reed Smith Centre
225 Fifth Avenue
Pittsburgh, PA 15222

(Notices should be sent to the Agent for Service at above address)

Federated Investors Funds
4000 Ericsson Drive

Warrendale, PA 15086-7561

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated High Income Bond Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of May, 2012

FEDERATED HIGH INCOME BOND FUND, INC.
BY: /s/ Andrew P. Cross Andrew P. Cross, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Andrew P. Cross Andrew P. Cross, Assistant Secretary	Attorney In Fact For the Persons Listed Below	May 28, 2012
John F. Donahue*	Director
J. Christopher Donahue *	President and Director (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John F. Cunningham*	Director
Peter E. Madden*	Director
Maureen Lally-Green*	Director
Charles F. Mansfield, Jr.*	Director
Thomas O’Neill*	Director
John S. Walsh*	Director
*By Power of Attorney